UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-36677 (Commission File Number)	38-2063100 (IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Diplomat Pharmacy, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed on November 3, 2015 (the “Initial Report”), which disclosed the Company’s financial results for the third quarter of 2015.  This Amendment No. 1 corrects an error in the Company’s news release included in the Initial Report related to the line item labeled “Income tax impact of adjustments” within the per share section of the Company’s tabular reconciliation of GAAP EPS to Adjusted (non-GAAP) EPS.  The corrected Adjusted EPS figures for the three and nine months ended September 30, 2015 are $0.27 and $0.53, respectively.  The corrected Adjusted EPS figures for the three and nine months ended September 30, 2014 are $0.18 and $0.30, respectively.  Except as set forth in this paragraph, there are no corrections to any GAAP financials, non-GAAP financials or the Company’s updated 2015 financial outlook included in such news release or as discussed by the Company on its earnings conference call held on November 3, 2015.

Item 2.02              Results of Operations and Financial Condition.

On November 4, 2015, Diplomat Pharmacy, Inc. (the “Company”) issued a corrected news release of its financial results for the third quarter of 2015 as set forth above in “Explanatory Note”.  A copy of the Company’s news release (corrected) is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 7.01              Regulation FD

On November 3, 2015, the Company held an earnings conference call with shareholders and interested participants at 5:00pm.  The information set forth in “Explanatory Note” is incorporated by reference herein to correct statements made by the Company regarding Adjusted EPS results on such call.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1                              Company news release (corrected), dated November 3, 2015, concerning financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Sean M. Whelan
Sean M. Whelan
Chief Financial Officer

Date: November 5, 2015

EXHIBIT INDEX

No.	Description

99.1	Company news release (corrected), dated November 3, 2015, concerning financial results.